Exhibit 4.2


                                     PROMISSORY NOTE

[A]                                         Jericho, New York
                                            [B]

         FOR VALUE RECEIVED, IPORUSSIA, INC. (hereinafter "Borrower"), having an office at 12 Tompkins Avenue, Jericho, NY 11753, promises to pay to [C] (hereinafter "Lender") residing at [D], the principal sum of [E], on [F], with interest thereon at the rate of five (5%) per annum payable at maturity and accrued monthly.

         Borrower shall have the right to prepay this Note in whole at any time or in part from time to time without premium or penalty, and all accrued interest shall be paid at said time.

         No amendment, modification or waiver of any provision of this Note shall be effective unless reduced to writing and signed by the Borrower and Lender. IPORUSSIA, INC.

                                              By:  /s/ Leonard W. Suroff
                                                   -----------------------------
                                                   Leonard W. Suroff
                                                   Executive Vice President

                                                     SCHEDULE OF TRANSACTIONS
                                                   IN ATTACHED PROMISSORY NOTES
---------- -------------------- -------------------- ------------------------ ---------------------------- -------------------
   [A]             [B]                 [C]                    [D]                        [E]                       [F]
---------- -------------------- -------------------- ------------------------ ---------------------------- -------------------
$6,500     September 25, 2005   Richard Bernstein    4 Dogwood Hill           Six Thousand Five Hundred    March 25, 2007
                                                     Brookville, NY 11545     ($6,500)
---------- -------------------- -------------------- ------------------------ ---------------------------- -------------------
$2,500     September 29, 2005   Leonard W. Suroff    12 Tompkins Ave.         Two Thousand Five Hundred    March 29, 2007
                                                     Jericho, NY 11753        ($2,500)
---------- -------------------- -------------------- ------------------------ ---------------------------- -------------------
$4,000     October 19, 2005     Leonard W. Suroff    12 Tompkins Ave.         Four Thousand ($4,000)       April 19, 2007
                                                     Jericho, NY 11753
---------- -------------------- -------------------- ------------------------ ---------------------------- -------------------
$1,500     October 24, 2005     Leonard W. Suroff    12 Tompkins Ave.         One Thousand Five Hundred    April 24, 2007
                                                     Jericho, NY 11753        ($1,500)
---------- -------------------- -------------------- ------------------------ ---------------------------- -------------------
$5,000     October 27, 2005     Richard Bernstein    4 Dogwood Hill           Five Thousand ($5,000)       April 27, 2007
                                                     Brookville, NY 11545
---------- -------------------- -------------------- ------------------------ ---------------------------- -------------------
$5,000     October 28, 2005     Leonard W. Suroff    12 Tompkins Ave.         Five Thousand ($5,000)       April 28, 2007
                                                     Jericho, NY 11753
---------- -------------------- -------------------- ------------------------ ---------------------------- -------------------
$6,000     November 4, 2005     Leonard W. Suroff    12 Tompkins Ave.         Six Thousand ($6,000)        May 4, 2007
                                                     Jericho, NY 11753
---------- -------------------- -------------------- ------------------------ ---------------------------- -------------------
$5,000     November 14, 2005    Richard Bernstein    4 Dogwood Hill           Five Thousand ($5,000)       May 14, 2007
                                                     Brookville, NY 11545
---------- -------------------- -------------------- ------------------------ ---------------------------- -------------------
$2,500     November 25, 2005    Leonard W. Suroff    12 Tompkins Ave.         Two Thousand Five Hundred    May 25, 2007
                                                     Jericho, NY 11753        ($2,500)
---------- -------------------- -------------------- ------------------------ ---------------------------- -------------------
$2,500     November 25, 2005    Richard Bernstein    4 Dogwood Hill           Two Thousand Five Hundred    May 25, 2007
                                                     Brookville, NY 11545     ($2,500)
---------- -------------------- -------------------- ------------------------ ---------------------------- -------------------
$2,500     December 7, 2005     Leonard W. Suroff    12 Tompkins Ave.         Two Thousand Five Hundred    June 7, 2007
                                                     Jericho, NY 11753        ($2,500)
---------- -------------------- -------------------- ------------------------ ---------------------------- -------------------
$2,500     December 9, 2005     Richard Bernstein    4 Dogwood Hill           Two Thousand Five Hundred    June 9, 2007
                                                     Brookville, NY 11545     ($2,500)
---------- -------------------- -------------------- ------------------------ ---------------------------- -------------------
$1,000     December 10, 2005    Leonard W. Suroff    12 Tompkins Ave.         One Thousand ($1,000)        June 10, 2007
                                Jericho, NY 11753
---------- -------------------- -------------------- ------------------------ ---------------------------- -------------------
$2,500     December 14, 2005    Leonard W. Suroff    12 Tompkins Ave.         Two Thousand Five Hundred    June 14, 2007
                                                     Jericho, NY 11753        ($2,500)
---------- -------------------- -------------------- ------------------------ ---------------------------- -------------------
$5,000     December 14, 2005    Richard Bernstein    4 Dogwood Hill           Five Thousand ($5,000)       June 14, 2007
                                                     Brookville, NY 11545
---------- -------------------- -------------------- ------------------------ ---------------------------- -------------------
$4,500     December 16, 2005    Leonard W. Suroff    12 Tompkins Ave.         Four Thousand Five Hundred   June 16, 2007
                                                     Jericho, NY 11753        ($4,500)
---------- -------------------- -------------------- ------------------------ ---------------------------- -------------------
$2,000     December 19, 2005    Richard Bernstein    4 Dogwood Hill           Two Thousand ($2,000)        June 19, 2007
                                                     Brookville, NY 11545
---------- -------------------- -------------------- ------------------------ ---------------------------- -------------------
$2,000     December 28, 2005    Richard Bernstein    4 Dogwood Hill           Two Thousand ($2,000)        June 28, 2007
                                                     Brookville, NY 11545
---------- -------------------- -------------------- ------------------------ ---------------------------- ---------------------
   $250    January 14, 2006     Richard Bernstein    4 Dogwood Hill           Two Hundred Fifty ($250)     July 14, 2007
                                                     Brookville, NY 11545
---------- -------------------- -------------------- ------------------------ ---------------------------- ---------------------
   $500    January 20, 2006     Leonard W. Suroff    12 Tompkins Ave.         Five Hundred ($500)          July 20, 2007
                                                     Jericho, NY 11753
---------- -------------------- -------------------- ------------------------ ---------------------------- ---------------------
   $250    January 24, 2006     Richard Bernstein    4 Dogwood Hill           Two Hundred Fifty ($250)     July 24, 2007
                                                     Brookville, NY 11545
---------- -------------------- -------------------- ------------------------ ---------------------------- ---------------------
   $250    January 27, 2006     Leonard W. Suroff    12 Tompkins Ave.         Two Hundred Fifty ($250)     July 27, 2007
                                                     Jericho, NY 11753
---------- -------------------- -------------------- ------------------------ ---------------------------- ---------------------
   $250    January 27, 2006     Richard Bernstein    4 Dogwood Hill           Two Hundred Fifty ($250)     July 27, 2007
                                                     Brookville, NY 11545
---------- -------------------- -------------------- ------------------------ ---------------------------- ---------------------
   $500    February 9, 2006     Leonard W. Suroff    12 Tompkins Ave.         Five Hundred ($500)          August 9, 2007
                                                     Jericho, NY 11753
---------- -------------------- -------------------- ------------------------ ---------------------------- ---------------------
$1,500     February 13, 2006    Richard Bernstein    4 Dogwood Hill           One  Thousand  Five Hundred  August 13, 2007
                                                     Brookville, NY 11545     ($1,500)
---------- -------------------- -------------------- ------------------------ ---------------------------- ---------------------
$3,000     February 13, 2006    Leonard W. Suroff    12 Tompkins Ave.         Three Thousand ($3,000)      August 13, 2007
                                                     Jericho, NY 11753
---------- -------------------- -------------------- ------------------------ ---------------------------- ---------------------
   $500    February 28, 2006    Richard Bernstein    4 Dogwood Hill           Five Hundred ($500)          August 28, 2007
                                                     Brookville, NY 11545
---------- -------------------- -------------------- ------------------------ ---------------------------- ---------------------
   $500    March 1, 2006        Leonard W. Suroff    12 Tompkins Ave.         Five Hundred ($500)          September 1, 2007
                                                     Jericho, NY 11753
---------- -------------------- -------------------- ------------------------ ---------------------------- ---------------------
$1,500     March 6, 2006        Richard Bernstein    4 Dogwood Hill           One  Thousand  Five Hundred  September 6, 2007
                                                     Brookville, NY 11545     ($1,500)
---------- -------------------- -------------------- ------------------------ ---------------------------- ---------------------
$1,000     March 8, 2006        Leonard W. Suroff    12 Tompkins Ave.         One Thousand ($1,000)        September 8, 2007
                                                     Jericho, NY 11753
---------- -------------------- -------------------- ------------------------ ---------------------------- ---------------------
$1,000     March 10, 2006       Leonard W. Suroff    12 Tompkins Ave.         One Thousand ($1,000)        September 10, 2007
                                                     Jericho, NY 11753
---------- -------------------- -------------------- ------------------------ ---------------------------- ---------------------
   $500    March 16, 2006       Richard Bernstein    4 Dogwood Hill           Five Hundred ($500)          September 16, 2007
                                                     Brookville, NY 11545
---------- -------------------- -------------------- ------------------------ ---------------------------- ---------------------
$2,000     March 16, 2006       Leonard W. Suroff    12 Tompkins Ave.         Two Thousand ($2,000)        September 16, 2007
                                                     Jericho, NY 11753
---------- -------------------- -------------------- ------------------------ ---------------------------- ---------------------
$1,000     March 17, 2006       Richard Bernstein    4 Dogwood Hill           One Thousand ($1,000)        September 17, 2007
                                                     Brookville, NY 11545
---------- -------------------- -------------------- ------------------------ ---------------------------- ---------------------
$2,500     March 30, 2006       Leonard W. Suroff    12 Tompkins Ave.         Two  Thousand  Five Hundred  September 30, 2007
                                                     Jericho, NY 11753        ($2,500)
---------- -------------------- -------------------- ------------------------ ---------------------------- ---------------------